SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                  FORM 8-K



                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) July 14, 1998



                                HASBRO, INC.
           (Exact name of registrant as specified in its charter)



     Rhode Island                   1-6682                   05-0155090
 (State of Incorporation)   (Commission file number)      (I.R.S. Employer
                                                          Identification No.)


     1027 Newport Avenue, Pawtucket, Rhode Island               02861
       (Address or principal executive office)               (Zip Code)



                               (401) 431-8697
             (Registrant's telephone number including area code)

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits.

           1.1 Underwriting Agreement, dated July 14, 1998, by and among the Registrant and Bear, Stearns & Co. Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

           1.2 Terms Agreement, dated July 14, 1998, by and among the Registrant and Bear, Stearns & Co. Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

           4.1 Indenture, dated July 17, 1998, by and between the Registrant and Citibank, N.A., as trustee.

           4.2  Form of Note (Global).

           4.3  Form of Debenture (Global).

           5 Opinion of Phillip H. Waldoks, Esq., Senior Vice President Corporate Legal Affairs and Secretary of the Registrant, as to the legality of the securities being registered.

           23 Consent of Phillip H. Waldoks, Esq., Senior Vice President Corporate Legal Affairs and Secretary of the Registrant (included with Exhibit 5).




           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     HASBRO, INC.


 Dated: July 23, 1998               By:  /s/ Phillip H. Waldoks
                                        ---------------------------------
                                        Name: Phillip H. Waldoks
                                        Title: Senior Vice President-Corporate
                                               Legal Affairs and Secretary